UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2016

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-14379	31-1598292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 23, 2016, Convergys Corporation (the “Company” or “Convergys”) issued a press release reporting its financial results for the quarter and year ended December 31, 2015. A copy of the press release is furnished as Exhibit 99 hereto and is incorporated in this Item 2.02 by reference.

The information contained in this Current Report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any Convergys filing or report with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing or report.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits:

99	Press Release of Convergys Corporation dated February 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/s/ Taylor C. Greenwald
Taylor C. Greenwald
Controller

Date: February 23, 2016

EXHIBIT INDEX

Exhibit No.

99	Press Release of Convergys Corporation dated February 23, 2016.